Q2 2015 EARNINGS CALL

CALPIAN

MONEY ON MOBILE

Stop at nothing. Pay for anything.

OCTOBER 29th, 2014 DALLAS, TEXAS

CALPIAN

SAFE HARBOR PROVISION

This presentation and comments made by management may contain forward-looking statements that involve a number of risks and uncertainties associated with our business. The factors that could cause our actual results of operations to differ materially from any forward-looking statements by our management are detailed in our most recently filed Form 10-K or 10-Q's as applicable. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

CALPIAN

WEBSITE – www.calpian.com – Investor Relations


CALPIAN
The World's Choice for Payments
(800) 662-5548
OTCQB: CLPI
Search...
CORPORATE OVERVIEW
CALPIAN COMMERCE
MONEY ON MOBILE
INVESTOR RELATIONS
ARTICLES/PUBLICATIONS
CONTACT US
Profile
Press Releases
Stock Information
Historical Stock Data
SEC Filings
SEC Filings - XBRL
Annual Reports
Section 16 Filings
Earnings Call Presentation - July 24th 2014
Earnings Call Presentation - August 14th 2014
2014 Rodman & Renshaw Conference - September 2014 (webcast & transcript)
Earnings Call Presentation - October 29th 2014
MONEY ON MOBILE
MAKING PAYMENTS FAST AND EASY IN PLACES OTHERS CANT MAKE PAYMENTS AT ALL
The New York Times
"Mobile payments could improve the lives of India's 354 million poor — most of whom have cellphones but no bank accounts, credit cards or debit cards — by lowering the cost of the domestic remittances on which so many families depend." - Read More...
HALL FINANCIAL GROUP
"The global market for mobile payments is rapidly expanding with India being the most compelling market of all Calpian's technology is providing a range of new financial solutions that will make a difference in the lives of a large group of consumers in a country I have always found fascinating." - Craig Hall, Chairman, Hall Financial - Read More...
CALPIAN NEWS
SeeThruEquity Initiates Research Coverage on Calpian, Inc. with Target Price of $2.22
Sep 24, 2014 12:00 PM EDT
Calpian, Inc. Schedules Second Quarter Fiscal Year 2015 Earnings Release and Conference Call
Oct 22, 2014 9:00 AM EDT
Calpian's Money-On-Mobile Exceeds 107 Million Cumulative Unique Users in India, Expands Distribution Network to Over 219,000 Retailers
Oct 14, 2014 8:32 AM EDT
Calpian Set to Support Apple Pay for Merchants
ARTICLES
Moving From Products to Solutions
When Do Restaurant Payments Catch Up to the 21st Century?
What it Takes to Make it in Payments
The Riddle of the Unbanked
Where is the Mobile Phone Taking Payments?
By Harold Montgomery

CALPIAN

INTRODUCTION / AGENDA

- Website Update – Investor Relations Section – Earnings Call Tab
- Introductions – ***Harold Montgomery***
- Q2 Financial Review – ***Scott Arey***
- Business Outlook – ***Harold Montgomery***

CALPIAN

Fiscal 2nd Quarter 10Q (Quarter Ending September 30)

- Back to back quarters of more than 30% growth in revenue at Money-On-Mobile
- Consolidated operating expenses down $325K compared to prior quarter
- Asset sale (one time event) pushed Calpian into the black for Q2, cash used to reduce senior debt by $4M
- Great progress from Q4 ‘14 to Q2 ’15
- Release of 2nd Qtr 10Q expected November 14th

CONSOLIDATED QUARTERLY REVENUE TREND

- Revenue almost doubled in two quarters
- 30% increase in revenue Q1 '15 to Q2 '15
- 32% increase in revenue Q4 '14 to Q1 '15
- Sustainable organic growth

Q2 Ending September 30 *(prior three quarters also shown)*



CONSOLIDATED QUARTERLY REVENUES
IN MILLIONS
Domestic (U.S.)
Money-On-Mobile (India)
$6.3
$34.7
$45.7
$59.2
Q3 '14
Q4 '14
Q1'15
Q2'15

SEGMENT DETAIL QUARTERLY REVENUE TREND

Q4 Ending March 31, Q1 Ending June 30 and Q2 Ending September 30

MONEY ON MOBILE


QUARTERLY REVENUES
IN MILLIONS
₹3,221
₹2,405
₹1,827
Q4 '14
Q1 '15
Q2 '15

Q1 '15 to Q2 '15 34% Increase
Q4 '14 to Q1 '15 32% Increase

CALPIAN CALPIAN COMMERCE


QUARTERLY REVENUES
IN MILLIONS
$5.4
$6.0
$6.1
Q4 '14
Q1 '15
Q2 '15

Q1 '15 to Q2 '15 2% Increase
Q4 '14 to Q1 '15 11% Increase

CALPIAN

CASH

- Company has cash, but has not yet achieved positive cash flow
- Putting cash to work
- Financing needs of the domestic business
- Financing needs of Money-On-Mobile

Q2 Ending September 30 *(prior quarters also shown)*



CASH
IN MILLIONS
$0.7
$8.0
$5.8
$2.0
Q3 '14
Q4 '14
Q1 '15
Q2 '15

EQUITY / EARNINGS TREND

- Company continues trend of running operating losses to build both domestic and international businesses
- Q2 equity reflects gain from asset sale, cash used to reduce debt

Q2 Ending September 30 *(prior quarters also shown)*



TOTAL EQUITY
IN MILLIONS
$5.2
$23.4
$23.6
$23.2*
Q3 '14
Q4 '14
Q1 '15
Q2 '15

*This number is subject to revision of valuation and other audit adjustments

Q2 2015: KEY EVENTS

U.S. Domestic:

- Asset Sale / Senior Debt Reduction
- Organic growth in merchant processing
- Residual Acquisitions Closed / Robust Pipeline

India:

- Back to back quarters of more than 30% growth in revenues
- Store count 219,563 at September 30, 2014
- Increase in revenues to annual run rate $230 million*
- More than 100 million unique users since inception
- 8 million users accessed the service during September 2014

*₹14.172 billion INR annualized for month ended September 30, 2014 assuming ₹61.7284 INR to $1 USD conversion rate.

STEADY DOMESTIC CASHFLOW

CALPIAN

MONEY ON MOBILE™

Stop at nothing. Pay for anything.

EXPLOSIVE INTERNATIONAL GROWTH